                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-30631, 333-37969 and 33-89951 and the
Registration Statement on Form S-3 (No. 333-81427) of TSI International Software Ltd. of our report dated November 8, 1999 relating to the financial statements of Novera Software, Inc., which report appears in this Form 8-K/A Amendment No. 1 to the Current Report on Form 8-K dated September 30, 1999.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 15, 1999